UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  April 5, 2002


                             Commission file number

                                     0-27599


                                  SulphCo, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                           88-0222729
---------------------------                             ------------------------
(State of other jurisdiction                             (I.R.S. Employer
of incorporation or                                      Identification No.)
organization)


1650 Meadow Wood Lane, Reno, Nevada                             89502
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone number, including area code:  (775)829-1310
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Item No. 4.       Changes in Registrant's Certifying Accountant.
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         On or about  April 5,  2002,  the  Company's  independent  accountants,
Tanner & Co. in Salt Lake City, Utah, resigned as the Company's auditors. In a letter to management dated April 5, 2002, Tanner & Co. indicated that their decision to resign was based on their conclusion that they "may not be able to rely on management's representations" and that this "conclusion is based on issues raised by an investigation being conducted by the Securities and Exchange Commission that have not been resolved to [Tanner & Co.'s] satisfaction."

         Tanner & Co. refers to an investigation being conducted by the Salt Lake City, Utah office of the Securities and Exchange Commission. On or about March 4, 2002, the Salt Lake City, Utah office of the Securities and Exchange Commission sent letters to the Company and its CEO, Rudolph Gunnerman, indicating that as a result of its investigation captioned In the Matter of SulphCo, Inc. (SL-02337), that the staff of the Salt Lake District Office was recommending that a civil injunctive action be filed naming the Company and Mr. Gunnerman as defendants. The letter to the Company alleges violations of Sections 5(a), 5(c) and 17(a) of the Securities Act of 1934 and Section 10(b) of the Securities Act of 1934 and Rule 10b-5 thereunder. The letter to Mr. Gunnerman alleges violations of Section 5(a),5(c), and 17(a) of the Securities Act of 1934 and Section 10(b) of the Securities Act of 1934 and Rule10b-5 and Rule 101 under Regulation M thereunder. The letters invite the Company and Mr. Gunnerman to submit written statements concerning the staff's allegations. Such written statements are generally as known as "Wells Committee Submissions." The Company and Mr. Gunnerman deny the allegations made by staff in the letters and have retained counsel to respond to the staff's allegations. Counsel for Mr. Gunnerman and the Company has submitted a Wells Committee submission to the SEC.

         The Company has retained Forbush and Associates of Reno, Nevada as its new independent auditors. Management did not learn of Tanner & Co's resignation prior to April 5, 2002. Accordingly, the Company was unaware of that its auditors were going to resign when it filed its Notification of Late Filing on Form 12b-25 in connection with the Company's annual report of Form 10-KSB. The resignation of Tanner & Co. has made it impossible for the Company to retain new auditors and obtain a audit report on its financial statements prior to April 15, 2002. The Company will endeavor to file its annual report on Form 10-KSB as soon as possible.

         As discussed below, that Company also is taking steps to address the concerns expressed by the Company's former auditors with regard to the Company's internal practices.

         Reports prepared by the Registrant's principal accountant on the Registrant's financial statements for the past two (2) years, have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         1. The Independent Auditor's Report prepared by W. Dale McGhie in connection with the Company's financial statements for the years ending December 31, 1999, 1998 and 1997, contained the following statement:


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         The accompanying financial statements have been presented assuming that the Company will continue as a going  concern.  As discussed in Notes 1
         and  10  to  the  financial   statements,   the  Company  has  recently
         reorganized and its ability to continue as a going concern is dependent on attaining future profitable operations. The financial statements do not include any adjustments that might result from that outcome of this uncertainty.

Note 1 of those financial statements, under the heading "Organization and Nature of Business," stated:

         FilmWorld,  Inc. ("the Company") is a Development  Stage  Enterprise as
         defined  by  FASB  statement  No.  7,   "Accounting  and  Reporting  by
         Development Stage Enterprises."

         The Company was originally organized under the laws of the State of Nevada on December 23, 1986, under the name Hair Life Inc. The Company became inactive during 1987 and remained inactive until September 1, 1994. On September 1, 1994, the shareholders of the Hair Life, Inc. and the "The Patterson Group" (a California S Corporation) approved a reverse acquisition agreement whereby The Patterson Group became a wholly owned subsidiary of Hair Life, Inc., in exchange for 4,500,000 shares of common stock (after giving effect to a reverse stock split) of Hair Life. Hair Life, Inc. then changed its name to The Patterson Group. The Patterson Group changed its capitalization by a reverse split of the then outstanding common stock of one new share for each forty old shares. The Patterson Group conducted operations via 2 subsidiaries until approximately June 1998, at which time one subsidiary sought relief under Chapter 7 of the bankruptcy laws in the United States Bankruptcy Court for the Central District of California. The effects of the bankruptcy were reflected in the 1997 audit of the Patterson Group. Another subsidiary, APF Holdings (fka Blue Parrot Holdings) also discontinued operations in 1998, after which time the Patterson Group transferred all interest in it to the majority shareholder of The Patterson Group. By December 31, 1998, the Patterson Group had discontinued all operations and remained dormant until May 1999.

         In May of 1999, the majority shareholder of the Patterson Group sold his common stock in the Patterson Group (equaling approximately 90% of the outstanding common stock). On or about July 18, 1999, the new shareholders funded the Company with $50,000 and film rights with a cost basis of $525,000 (which is also the current fair market value) after giving effect to a ten for one reverse split and changing the corporate name to FilmWorld, Inc. The Company authorized a capitalization of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, with a par value of $0.001 per share. All references in the accompanying financial statements to the number of common shares and the per-share amounts for 1997 and 1998 have been restated to reflect the reverse split and authorized capitalization.

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         On July 19, 1999, the  stockholders  of the Company  approved a plan of informal quasi reorganization. This plan eliminated its then retained deficit of $1,163,065 and lowered additional paid in capital by the same amount.

         The  Company  is  currently  in  the  motion  picture   production  and
         distribution business.

Note 10 to those financial statements, under the heading "Uncertainty Regarding Going Concern," stated:

         The Company's financial statements have been prepared assuming that the Company will continue as a going concern. The Company's ability to continue as a going concern is dependent on attaining future profitable operations. If operations do not become profitable, then substantial doubt exists about the Company's ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.


         2. On or about June 8, 2001, the Company filed an amended annual report on Form 10- KSB/A. The Independent Auditor's Report prepared by Tanner & Co. in connection with the Company's financial statements for the years ending December 31, 2000, the period January 13, 1999 (date of inception) to December 31, 1999, and cumulative amounts since inception, filed with that amended annual report contained the following statement:

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company incurred operating losses and has been unable to generate cash flows from operations for the periods ended December 31, 2000 and 1999. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 to those financial statements, under the heading "Going Concern," stated:

         The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has had no revenues, has incurred substantial losses from operations since inception and has been unable to generate cash flows from operations. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

         Except as noted in the section captioned "Notification from Auditors" below, during the most recent two (2) fiscal years, and any subsequent interim period through April 5, 2002, there have not been any disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         Except as noted in the section captioned "Notification from Auditors" below, none of the following events have occurred within the Registrant's two
(2) most recent fiscal years, or in any subsequent interim period through April 5, 2002 preceding the former accountant's replacement:

         (A) The registrant's accountant, or former accountant, having advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

         (B) the registrant's accountant, or former accountant having, advised the registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

         (C)(1) the registrant's accountant, or former accountant, having advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 304(a)(1)(iv) of Regulation S-K, that if further investigated may (i) materially impact the fairness or reliability of either; a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and (2) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

         (D)(1) the registrant's accountant, or former accountant, having advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either
(i) a previously issued audit report or the underlying financial statements,  or
(ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's resignation, dismissal or declination stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re- election.

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Notification from Auditors

         On or about April 5, 2002, Tanner & Co., the Company's former auditors, sent the Company two letters. Both letters are attached as Exhibits hereto.

         One of the two letters indicates that Tanner & Co. is resigning as the Company's independent auditors. That letter states that: "Our decision to resign is based on our conclusion that we may not be able to rely on management's representations. The conclusion is based on issues raised by an investigation being conducted by the Securities and Exchange Commission that have not been resolved to our satisfaction."

         The second letter from Tanner & Co. identifies reportable conditions and material weaknesses in connection with the Company's internal controls. In this regard, the letter identifies the following reportable conditions that Tanner & Co. believe to be material weaknesses:

         1. Press releases are not reviewed by appropriate responsible parties to ensure accuracy prior to issuance.

         2. The Company has inadequate segregation of duties over cash receipts and disbursements.

         3. Contracts, agreements and other documents are not in all instances timely prepared and executed and provided to the appropriate accounting and finance personnel of the Company.

         The Company is taking steps to alleviate these conditions. With regard to each numbered item, the Company is implementing the following:

         1. Any future press release shall be reviewed and approved by at least three members of management and counsel for the Company prior to release.

         2. The Company has hired a comptroller who shall be responsible for cash receipts and disbursements. In this regard, the Company has hired Pat Lacy, a certified public accountant in Reno, Nevada as its comptroller.

         3. The Company shall not enter into any contract, agreement or other document which could have material impact on the Company's financial statements without approval by the board of directors. Such contracts, agreements or documents shall be attached to minutes of board meetings or consents to actions taken by the board and shall be kept in the office of the Company's secretary. The secretary shall forward copies of the same to the Company's independent auditors.




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Item No. 7.       Exhibits

(16)     Letters on change in certifying accountant:

                  a.    April 5, 2002 resignation letter from Tanner & Co.

                  b.    April 5,  2002   reportable   conditions   and  material
                              weakness letter from Tanner & Co.

                  c.    Response  by  Tanner  & Co.  to  Company's  request  for
                              comment on this Form 8-K: Unavailable at time of filing. Will be included in an amended filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15th, 2002

                                   SULPHCO, INC.


                                   By: /s/ Rudolph Gunnerman
                                   -----------------------------------
                                           Rudolph Gunnerman
                                           Chairman of the Board

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